EXHIBIT 10.14

Form of Amended and Restated Senior Loan Agreement, 25% Convertible Promissory Note, Personal Guaranty Agreement and Subsidiary Guaranty Agreement, together with schedule required by instruction 2 to the Item 601 (a) of regulation S-K.


      Lender                           Amount of Loan             Date of Loan

      Green Acres Partners LLC          $350,000                    1-30-15

      San Gabriel Advisors, LLC         $ 50,000                    1-30-15

      San Gabriel Advisors, LLC         $ 50,000                    1-30-15

      Green Acres Partners, LLC         $350,000                    3-01-15

      San Gabriel Advisors, LLC         $150,000                    3-01-15

                                  EXHIBIT 10.14
                                   Continued

                              AMENDED AND RESTATED
                              SENIOR LOAN AGREEMENT

      This Amended and Restated Senior Loan Agreement (this "Agreement"), dated February 5, 2015, is by and between Green Acres Partners A, LLC, a Nevada limited liability company (the "Lender"), on the one hand, and Strainwise, Inc., a Utah corporation (the "Borrower"), on the other hand.

                                    RECITALS

     WHEREAS, the Lender desires to provide the Borrower with a loan to meet its capital needs;

     WHEREAS, the Borrower has indicated that it wishes to borrow an aggregate of up to TWO MILLION THREE HUNDRED THOUSAND DOLLARS ($2,300,000); and

     WHEREAS, the parties desire that the Lender will loan the Borrower money to be used to meet its capital needs;

     WHEREAS, the parties entered into a Senior Loan Agreement on January 30, 2015, and enter into this Agreement which amends and restates, but does not extinguish, impair, novate or discharge the obligations evidenced by that certain Senior Loan Agreement, dated January 30, 2015, executed by the Borrower in favor of the Lender.

     NOW THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as set forth below.

     1. Principal. Upon receipt of funds, the Borrower promises to unconditionally pay to the order of the Lender the aggregate principal amount set forth in Schedule A of the promissory note (the "Loan Amount"), together with interest pursuant to this Agreement and the corresponding promissory note documenting the Loan Amount. Repayment of the Loan Amount shall be subject to the terms and conditions of the Amended and Restated 25% Senior Promissory Note, attached hereto as Exhibit A (the "Note"), to be issued to the Lender upon receipt of funds.

     2. Interest Rate. The rate of simple interest for the Loan Amount shall be TWENTY-FIVE PERCENT (25%) per annum and will be due as provided in the Note.

     3. Personal Guaranties. Funding of the Loan Amount is conditioned upon receipt of the personal guaranties of Shawn David Phillips and Erin Phillips as set forth in the Amended and Restated Personal Guaranty, attached hereto as Exhibit B.

     4. Subsidiary Guarantee. Funding of the Loan Amount is conditioned upon receipt of the guaranty of Strainwise, Inc., a Colorado corporation and wholly owned subsidiary of the Borrower as set forth in the Amended and Restated Subsidiary Guaranty, attached hereto as Exhibit C.

     5. Conversion Rights. The principal amount of the Note and any accrued but unpaid interest thereon, are convertible into shares of common stock of the Borrower (the "Common Stock") as provided in the Note (the "Conversion Shares").

     6. Registration Procedures.

     6.1. Demand Rights. From the date hereof, until the date which is three (3) years from the date hereof (the "Demand Period"), subject to the terms and conditions of this Agreement, the Lender will have in the single opportunity, in addition to other rights enumerated in this Agreement, to request registration under the Securities Act of 1933, as amended (the "Securities Act") of all or part of the Conversion Shares, including any securities issued or issuable with respect to the Conversion Shares by way of replacement, share dividend, share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (the "Registrable Securities"), as provided herein (a "Demand Registration").

     a. Except as provided below, during the Demand Period any holder or combination of holders (the "Demanding Shareholders") owning more than 50% or more of the Registrable Securities may deliver to the Borrower a written request (a "Demand Registration Request") that the Borrower register any or all such Demanding Shareholders' Registrable Shares.

     b. A Demand Registration Request from Demanding Shareholders shall (i) set forth the number of Registrable Securities intended to be sold pursuant to the Demand Registration Request; (ii) disclose whether all or any portion of a distribution pursuant to such registration will be sought by means of an underwriting; and (iii) identify any managing underwriter or managing underwriters proposed for the underwritten portion, if any, of such registration.

     c. Upon the receipt by the Borrower of a Demand Registration Request, the Borrower shall, within ten (10) days following receipt of such Demand Registration Request, notify the Demanding Shareholders whether all, part, or none of the distribution is expected to be made by means of an underwriting, and, if more than one means of distribution is contemplated, may require holders to notify the Borrower of the means of distribution of their Registrable Securities to be included in the registration. The right of the holder to include all or any portion of its Registrable Securities in an underwriting shall be conditioned upon the Borrower's having received a timely written request for such inclusion by way of a Demand Registration Request (which right shall be further conditioned to the extent provided in this Agreement).

     6.2. Right to Piggyback. If the Borrower proposes to undertake an offering of shares of Common Stock for its account or for the account of other stockholders and the registration form to be used for such offering may be used for the registration of Registrable Securities (a "Piggyback Registration"), each such time the Borrower will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration (each, a "Piggyback Notice") and the Borrower will use its best efforts to cause to be included in such registration all Registrable Securities with respect to which the Borrower has received written requests for inclusion therein within twenty
(20) days after the date of sending the Piggyback Notice.

     a. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Borrower, and the managing underwriters advise the Borrower in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner within a price range acceptable to the Borrower, the Borrower will include in such registration (a) first, the securities the Borrower proposes to sell, and (b) second, the Registrable Securities requested to be included in such registration and any other securities requested to be included in such registration that are held by persons other than the Holders of Registrable Securities pursuant to registration rights, pro rata among the holders of Registrable Securities and the holders of such other securities requesting such registration on the basis of the number of shares of such securities owned by each such holder.

     b. Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Borrower's securities other than the holders of Registrable Securities (the "Other Holders"), and the managing underwriters advise the Borrower in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in an orderly manner in such offering within a price range acceptable to the Other Holders requesting such registration, the Borrower will include in such registration (a) first, the securities requested to be included therein by the Other Holders requesting such registration, and (b) second, the Registrable Securities requested to be included in such registration hereunder, pro rata among the holders of Registrable Securities requesting such registration on the basis of the number of shares entitled to registration rights owned by each such holder.

     c. The rights granted by this section will not apply to the Borrower's current registration statement.


     6.3. Registration. The Borrower will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Borrower will as expeditiously as possible:

     a. Registration Statement. Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective.

     b. Amendments and Supplements. Promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period required by the intended method of disposition and the terms of this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

     c. Provisions of Copies. Promptly furnish to each seller of Registrable Securities the number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller.

     d. Blue Sky Laws. Use its reasonable best efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, provided, that the Borrower will not be required to (a) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection; (b) subject itself to taxation in any such jurisdiction; or (c) consent to general service of process in any such jurisdiction.

     e. Prospectus Updating. Promptly notify each seller of such Registrable Shares when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any of the following events (i) the occurrence of one or more event which, individually or together, represents a fundamental change in the information contained in the prospectus included with such registration statement; (ii) any material addition or change on the plan of distribution; or (iii) any event which would cause the information in the prospectus included in such registration statement to contain an untrue statement of a material fact or omit any material fact necessary to make the statements therein not misleading. In such event, at the request of any such seller, the Borrower will promptly prepare a supplement or amendment to such prospectus.

     f. Due Diligence. Make available for inspection by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents, and properties of the Borrower, and cause the Borrower's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement.

     g. Deemed Underwriters or Controlling Persons. Permit any holder of Registrable Securities which holder, in such holder's reasonable judgment, might be deemed to be an underwriter or a controlling person of the Borrower, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material in form and substance satisfactory to such holder and to the Borrower and furnished to the Borrower in writing, which in the reasonable judgment of such holder and its counsel should be included.

     h. Stop Orders. Promptly notify holders of the Registrable Securities of the threat of issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceeding for that purpose, and make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement. In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Borrower will use its reasonable best efforts promptly to obtain the withdrawal of such order.

     6.4. Further Information. The Borrower may require each holder of Registrable Securities to furnish to the Borrower in writing such information regarding the proposed distribution by such holder as the Borrower may from time to time reasonably request.

     6.5. Notice to Suspend Offers and Sales. Each Holder severally agrees that, upon receipt of any notice from the Borrower of the happening of any event of

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

the kind described in Sections 6.3(e) and 6.3(h) hereof, such Holder will forthwith discontinue disposition of shares of Common Stock pursuant to a registration hereunder until receipt of the copies of an appropriate supplement or amendment to the prospectus under Section 6.3(e) or until the withdrawal of such order under Section 6.3(h).

     6.6. Reference to Holders. If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Borrower and if, in the holder's reasonable judgment, such holder is or might be deemed to be a controlling person of the Borrower, such holder shall have the right to require (a) the insertion therein of language in form and substance satisfactory to such holder and the Borrower and presented to the Borrower in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Borrower's securities covered thereby and that such holdings do not imply that such holder will assist in meeting any future financial requirements of the Borrower.

     6.7. Registration Expenses.

     6.7.1 Expense Borne by Borrower. Except as specifically otherwise provided in Section 6.7.2, the Borrower will be responsible for payment of all expenses incident to any registration hereunder, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, road show expenses, advertising expenses and fees and disbursements of counsel for the Borrower and all independent certified public accountants and other Persons retained by the Borrower in connection with such registration.

     6.7.2 Expense Borne by Selling Security Holders. The holder will be responsible for payment of his own legal fees (if he retains legal counsel separate from that of the Borrower), underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder.

     7. Non-Waiver. No course of dealing between the parties hereto, or any failure or delay on the part of a party in exercising any rights or remedies hereunder, shall operate as a waiver of any rights or remedies of that party under this or any other applicable instrument. No single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

     8. Representations and Warranties.

     Each of the parties hereto represents and warrants to the others as follows:

     8.1 Powers and Authority. It has all necessary power to carry on its present business and has full right, power and authority to enter into this Agreement, to make the loans or borrowings, as applicable, herein provided for, and otherwise perform and to consummate the transactions contemplated hereby.

     8.2 No Conflicts. This Agreement does not, and the performance or observance by the party of any of the matters and things herein provided for will not, constitute an Event of Default, as defined in the Note, or event which with the lapse of time, the giving of notice or both, would constitute an event of default under any other agreement to which it is a party or by which it is bound.

     8.3 Corporate Organization. It is a duly organized and validly existing under its jurisdiction of organization.

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

     8.4 Corporate Authorization. The board of directors or other governing body of the party has authorized the execution and performance of this Agreement.

     9. Right of First Refusal. Provided that the Lender and any affiliates have loaned in the aggregate $2,300,000 to the Borrower, and in the event the Borrower receives an offer from (or negotiates with) a third party to provide the Borrower with additional financing before the Maturity Date (as defined in the Note), the Borrower shall notify the Lender of the terms of financing within ten (10) days of the offer or negotiation. The Borrower hereby unconditionally and irrevocably grants the Lender a right of first refusal, to offer financing on the same terms and conditions as those agreed to or offered by the third party. The Lender will have ten (10) days after receiving notice from the Borrower to decide whether to provide financing based on the same terms as those agreed to or offered by the third party. If the Lender fails to respond to the Borrower within ten (10) days, as set forth above, the Borrower may proceed with the third party financing. The Borrower shall not enter into a definitive agreement for additional financing with another party without providing notice to the Lender and an opportunity for Lender to respond as provided in this Section.

     10. Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Borrower shall pay up to $10,000.00 of the Lender's reasonable attorney's fees and out of pocket costs incurred in connection with the negotiation of this Agreement, the issuance of the Note, and other costs incurred by Lender and reasonably associated with this transaction.

     11. Successors and Assigns; Assignment. Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. The Borrower may not assign this Agreement or any of the rights or obligations referenced herein without the prior written consent of the Lender. The Lender may assign this Agreement, in whole or in part, without the prior consent of the Borrower, and any assignee of this Agreement shall inure to all of the rights of the Lender hereunder.

     12. Waiver of Notice. The Borrower hereby waives notice, presentment, demand, protest, and notice of dishonor.

     13. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon receipt if mailed with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

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

      If to the Lender at:
                                        Green Acre Partners A, LLC
                                        4 Richland Place
                                        Pasadena, CA 91103
                                        Attention: Justin Yorke
                                        Email Address:
                                        justin@mcgrainfinancial.com

      With a copy (which will not
      constitute notice) to:            Ronald N. Vance
                                        The Law Office of Ronald N. Vance &
                                        Associates, P.C.
                                        1656 Reunion Avenue
                                         Suite 250
                                        South Jordan, UT  84095
                                        Email Address:  ron@vancelaw.us

      If to the Borrower at:
                                        Strainwise, Inc.
                                        8468 Lewis Court
                                        Arvada, CO 80005
                                        Attention: Erin Phillips
                                        Email Address: erin@strainwise.com

     14. No Stockholder Rights. Nothing contained in this Agreement shall be construed as conferring upon Lender or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Borrower or any other matters or any rights whatsoever as a stockholder of the Borrower.

     15. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

     16. Binding Agreement; Survival. This Agreement shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

     17. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Lender, upon any breach or default of the Borrower under this Agreement shall impair any such right, power, or remedy of the Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to the Lender, shall be cumulative and not alternative.

     18. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the language used in this Agreement has been chosen by the parties to express their mutual intent. Accordingly, no rules of strict construction will be applied against any party with respect to this Agreement.


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

     19. Cumulative Rights. No delay on the part of the Lender in the exercise of any power or right under this Agreement or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

     20. Payments Free of Taxes, Etc. All payments made by the Borrower under this Agreement shall be made by the Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings. In addition, the Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the
execution,  delivery,   registration,   performance,  and  enforcement  of  this
Agreement. Upon request by the Lender, the Borrower shall furnish evidence satisfactory to the Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

     21. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     22. Other Interpretive Provisions. References in this Agreement to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The words "include" and "including" and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

     23. No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

     24. Attorneys' Fees. In the event of any suit or action to enforce or interpret any provision of this Agreement or otherwise arising out of this Agreement, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

     25. Governing Law; Jurisdiction; Venue. This Agreement, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between parties in Colorado. The Lender and the Borrower irrevocably submit to the personal jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Lender or the Borrower in connection with any such suit, action or proceeding may be served on the Lender or the Borrower anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. The Lender and the Borrower irrevocably consent to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Lender and the Borrower irrevocably waive any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

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

     26. Entire Agreement; Integration Clause. This Agreement sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Agreement supersedes and nullifies all other agreements made between the parties hereto.

     27. Counterparts. This Agreement may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       BORROWER

                                       Strainwise, Inc., a Utah corporation

                                       By: /s/ Erin Phillips
                                           ------------------------------
                                       Name: Erin Phillips
                                       Its:  President


                                       LENDER

                                       Green Acres Partners B, LLC

                                       By Green Acres Partners B, LLC, Manager


                                       By: /s/ Justin Yorke
                                           ------------------------------
                                       Name: Justin Yorke
                                       Its:  Manager

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                                STRAINWISE, INC.

                              AMENDED AND RESTATED
                     25% SENIOR CONVERTIBLE PROMISSORY NOTE


Up to $2,300,000                                               February, 5, 2015

     STRAINWISE, INC., a Utah corporation (the "Company"), for value received, hereby promises to pay to GREEN ACRES PARTNERS A, LLC, a Nevada limited liability company (the "Holder"), the aggregate principal amount of all the "Loan Advance(s)" owing to the Holder as set forth in Schedule A hereto, on the terms and conditions set forth in this Amended and Restated 25% Senior Convertible Promissory Note (this "Note"). This Note amends and restates, but does not extinguish, impair, novate or discharge the obligations evidenced by that certain Promissory Note, dated January 30, 2015, executed by the Company in favor of the Holder. Each Loan Advance owing to the Holder by the Company, and all payments made on account of principal thereof, shall be recorded by the Holder upon the transfer thereof, endorsed on the grid marked as Schedule A hereto, which is part of this Note; provided, however, that the failure of the Holder to make any such recordation or endorsement shall not affect the obligations of the Company under this Note. Payment for all amounts due hereunder shall be made by mail or wire to the registered address of the Holder. The performance of the obligations of the Company hereunder are secured by guaranties of the principals of the Company and a subsidiary of the Company, of even date herewith, and all other present and future security agreements between the Company and the Holder.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Maturity. The principal hereof and any unpaid accrued interest hereon, as set forth below, regardless of when paid or recorded on Schedule A, shall be due and payable on the earlier to occur of: (i) January 31, 2017 (the "Maturity Date"); or (ii) when declared due and payable by the Holder upon the occurrence of an Event of Default (as defined below).

     2. Interest. This Note shall accrue interest on the principal for a period from the date of this Note at a rate of twenty-five percent (25%) per annum (the "Interest Rate"), commencing on the date set forth in Schedule A for that particular Loan Advance. The Company will pay interest on the Note on a monthly basis until paid in full. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed. Interest payments are due and payable in advance on or before the 15th day of each month during the term of this Note, commencing February 15, 2015. If there occurs an acceleration or prepayment of the Note prior to the Maturity Date in accordance with the terms hereof, all interest due and payable at such time on the principal amount due shall be paid in full. All payments hereunder are to be applied first to reasonable costs and fees referred to herein, second to the payment of accrued interest, and the remaining balance to the payment of principal.

     3. Prepayment Penalty. This Note is subject to prepayment, in whole or in part, at any time upon not less than thirty (30) days' written notice to the Holder. If any prepayment is made by or on behalf of the Company prior to the Maturity Date, there shall be a prepayment penalty equal to ten percent (10%) of the principal so prepaid.

     4. Subordination. The Company covenants and agrees, and the Holder, by such Holder's acceptance hereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Section, the indebtedness represented by this Note and the payment of the principal of and interest on this Note are hereby expressly made senior to any other indebtedness of the Company, other than the debt owed Bishane Race LLC in the principal amount of $457,160. The Company hereby covenants that to the extent that the Company has other debts outstanding (other than those set forth above), the Company will use its best efforts to obtain the agreement of such creditors to subordinate their debts to that of the Holder.

     5. Events of Default. If any of the events specified in this Section occur (herein individually referred to as an "Event of Default"), the Holder may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the
Company:

          a. Default in the payment of the principal or unpaid accrued interest of this Note when due and payable;

          b. The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any other applicable Federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action;

          c. If, within sixty (60) calendar days after the commencement of an action against the Company, without the consent or acquiescence of the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) calendar days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated;

          d. The Company is a party to any Change of Control Transaction or agrees to sell or dispose of all or in excess of fifty percent (50%) of its assets in one transaction or a series of related transactions (whether or not such sale would constitute a Change of Control Transaction). For the purpose of this Note, the term "Change of Control Transaction" means the occurrence after the date hereof of any of the following: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange
     Act) of effective control (whether through legal or beneficial ownership of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company; (ii) the Company merges into or consolidates with any other person or entity, or any person or entity merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than sixty percent (60%) of the aggregate voting power of the Company or the successor entity of such transaction; (iii) the Company or its subsidiary sells or transfers all or substantially all of its assets to another person or entity and the stockholders of the Company or the subsidiary immediately prior to such transaction own less than sixty percent (60%) of the aggregate voting power of the successor entity immediately after the transaction; (iv) a replacement at one time or within a two (2) year period of more than one-half of the members of the Board of Directors of the Company or any subsidiary (the "Board of Directors") which is not approved by a majority of those individuals who are members of the Board of Directors on the original issue date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof); or
     (v) the execution by the Company or a subsidiary of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above; or

          e. Any material breach of this Agreement or the Loan Agreement between the parties of even date herewith, as hereafter amended, that remains uncured after notice of breach and failure to timely cure such breach.

     6. The Holder's Rights Upon Event of Default. Upon the occurrence and continuance of any Event of Default, the Holder in its sole and absolute discretion will have the right to declare all unpaid interest and principal immediately due and payable and exercise all other legal rights in connection therewith.

     7. Conversion. Subject to and in compliance with the provisions contained herein, the Holder, or its assignee, is entitled, at its option, at any time prior to maturity, or in case this Note or some portion hereof shall have been called for prepayment prior to such date, then, in respect of this Note or such portion hereof, until and including, but not after, the close of business within thirty (30) days of the date of notice of prepayment, to convert the principal amount of the debt owed under this Note into common shares of the Company at the rate of $1.00 per share (the "Shares"). If the Holder exercises this option, it shall do so by surrendering this Note, duly endorsed or assigned to the Company, accompanied by written notice to the Company, in the form set forth below, that the Holder hereof elects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion hereof to be converted. Such conversion shall be effected at the rate of one share of Company common stock per $1.00 of principal amount plus accrued and unpaid interest of this Note, all subject to such adjustment in such conversion price, if any, as may be required by the provisions of this Note. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Company will pay cash adjustments as provided herein.

     8. Limitations on Right of Conversion. Following receipt of the written notice of intention to convert the Note, the Company shall take such steps as it deems appropriate to permit conversion of the Note as specified in the notice without registration or qualification under applicable federal and state securities laws; provided, that in no event shall the Company be required to consent to the general service of process or to qualify as a foreign corporation in any jurisdiction where the Holder resides if such jurisdiction is different than such Holder's residence when the Note was originally offered and sold. In order to comply with exemptions from the registration requirements of the Securities Act of 1933 (the "Act") and certain state securities statutes, the Company may require the Holder of this Note to make certain representations and execute and deliver to the Company certain documents as a condition to exercise of conversion rights hereunder, all in form and substance satisfactory to the Company as determined in its sole discretion. In the event the Company reasonably determines that the Note cannot be converted in compliance with applicable federal and state securities laws in the absence of registration or qualification under such statutes, the Company shall be under no obligation to permit conversion of the Note and issue any shares of common stock pursuant hereto. The Company shall also utilize its best efforts to qualify such Shares for sale under the applicable state laws in those jurisdictions in which the Holder of the Note resides at the time of conversion. If, notwithstanding such efforts to qualify such Shares for sale in such state, the Company is unable to so qualify such Shares for sale in such state, the Shares delivered shall be subject to applicable restrictions on their transfer under the laws of such state or, of no exemption from registration is available, this Note shall not be convertible.

     9. Adjustment in Conversion. The conversion price and number of Shares issuable upon conversion of this Note may be subject to adjustment from time to time as follows:

          a. If the Company takes a record of the Holders of its Shares for the purpose of entitling them to receive a dividend in Shares, the conversion price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date;

          b. If the Company subdivides the outstanding Shares into a greater number of Shares or combine the outstanding Shares into a smaller number of Shares, or issues by reclassification any of its Shares, the conversion price in effect immediately prior thereto shall be adjusted so that the Holder of the Note thereafter surrendered for conversion shall be entitled to receive after the occurrence of any of the events described the number of Shares to which the Holder would have been entitled had such Note been converted immediately prior to the occurrence of such event, such adjustment to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination or reclassification, as the case may be, becomes effective;

          c. No fraction of a Share shall be issued upon conversion, but in lieu thereof the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of the fractional Share at the time of conversion;

          d. Neither the purchase or other acquisition by the Company of any Shares, nor the sale of other disposition by the Company of any Shares, shall affect any adjustment of the conversion price or be taken into account in computing any subsequent adjustment of the conversion price; and

          e. If at any time:

               i. the Company proposes to pay any dividend payable in Shares upon its Shares or make any distribution, including cash or property dividend, out of earnings or earned surplus, to the holders of Shares;

               ii. the Company proposes to enter into any plan of capital reorganization or reclassification of the Shares of the Company; or

               iii. the Company proposes to merge, consolidate, or encumber or sell all or substantially all of its assets other than in the ordinary course of business,

then, in any one or more of said cases, the Company shall cause a notice to be mailed to the registered Holder of this Note at the address of such Holder set forth in the registration records of the Company. Such notice shall be solely for the convenience of such registered holder and shall not be a condition precedent to, nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by the Company. Such notice shall be mailed, at least ten (10) days prior to the date on which the books of the Company shall close, or a record date shall be taken for such Shares dividend, Share split or reclassification, consolidation, merger, or sale of properties and assets, as the case may be. Such notice shall specify such record date for the closing of the transfer books. 10. Restrictions. The Holder of this Note, by acceptance hereof, both with respect to the Note and the Shares to be issuable upon conversion of the Note (unless issued pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act")), represents and warrants as follows:

          a. The Note and the Shares are being acquired for the Holder's own account to be held for investment purposes only and not with a view to, or for, resale in connection with any distribution of such Note or Shares or any interest therein without registration or other compliance under the Act, and the Holder hereof has no direct or indirect participation in any such undertaking or in underwriting such an undertaking.

          b. The Holder hereof has been advised and understands that the Note and the Shares have not been registered under the Act and the Note and/or the Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available; the Company is under no obligation to register the Note and/or the Shares under the Act; in the absence of such registration, sale of the Note or Shares may be impracticable; the Company or the Company's registrar and transfer agent, if any, will maintain stock transfer orders against registration of transfer of the Note and the Shares; and the certificates to be issued for any Shares will bear on their face a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

          c. The Company may refuse to transfer the Note and/or the Shares unless the Holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a "no action" or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper; further, unless such letter or opinion states that the Note and/or Shares are free from any restrictions under the Act, the Company may refuse to transfer the Note and/or the Shares to any transferee who does not furnish in writing to the Company the same representations and agrees to the same conditions with respect to such Note and Shares as set forth herein. The Company may also refuse to transfer the Note or Shares if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

     11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account, and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with Federal, state or local tax authorities.

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

     12. Successors and Assigns; Assignment. Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto. Nothing in this Note, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided herein. The Company may not assign this Note or any of the rights or obligations referenced herein without the prior written consent of the Holder. The Holder may assign this Note, in whole or in part, without the prior consent of the Company, and any assignee of this Note shall inure to all of the rights of the Holder hereunder.

     13. Waiver of Notice. The Company hereby waives notice, presentment, demand, protest, and notice of dishonor.

     14. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Note must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon receipt if mailed with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

      If to the Holder at:
                                        Green Acre Partners A, LLC
                                        4 Richland Place
                                        Pasadena, CA 91103
                                        Attention: Justin Yorke
                                        Email Address:
                                        justin@mcgrainfinancial.com

      With a copy (which will not
      constitute notice) to:            Ronald N. Vance
                                        The Law Office of Ronald N. Vance &
                                        Associates, P.C.
                                        1656 Reunion Avenue
                                        Suite 250
                                        South Jordan, UT  84095
                                        Email Address:  ron@vancelaw.us

      If to the Company at:
                                        Strainwise, Inc.
                                        8468 Lewis Court
                                        Arvada, CO 80005
                                        Attention: Erin Phillips
                                        Email Address: erin@strainwise.com

     15. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company.

     16. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

     17. Binding Agreement; Survival. This Note shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

     18. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power, or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Note or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

     19. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Note and that the language used in this Note has been chosen by the parties to express their mutual intent. Accordingly, no rules of strict construction will be applied against any party with respect to this Note.

     20. Cumulative Rights. No delay on the part of the Holder in the exercise of any power or right under this Note or under any other instrument executed pursuant to this Note shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

     21. Payments Free of Taxes, Etc. All payments made by the Company under this Note shall be made by the Company free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings. In addition, the Company shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Note. Upon request by the Holder, the Company shall furnish evidence satisfactory to the Holder
Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

     22. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     23. Other Interpretive Provisions. References in the Note to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Note refer to this Note as a whole and not to any particular provision of this Note. The words "include" and "including" and words of similar import when used in this Note shall not be construed to be limiting or exclusive.

     24. No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

     25. Attorneys' Fees. In the event of any suit or action to enforce or interpret any provision of this Note or otherwise arising out of this Note, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

     26. Governing Law; Jurisdiction; Venue. This Note, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between parties in Colorado. The Holder and the Company irrevocably submit to the personal jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Holder or the Company in connection with any such suit, action or proceeding may be served on the Holder or the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Holder and the Company irrevocably consent to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Holder and the Company irrevocably waive any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     27. Entire Agreement; Integration Clause. This Note sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Note supersedes and nullifies all other agreements made between the parties hereto.

     28. Counterparts. This Note may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.


                            [Signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                                       STRAINWISE, INC., a Utah corporation


                                       By: /s/ Erin Phillips
                                           ------------------------------
                                       Name: Erin Phillips
                                       Its:  President

                                   SCHEDULE A

                     LOAN ADVANCES AND PAYMENTS OF PRINCIPAL

                            Green Acres Partners, LLC


                                   Amount of
                                   Principal
                   Amount of        Paid or     Unpaid Principal    Notation
      Date        Loan Advance      Prepaid         Balance         Made By
-------------------------------------------------------------------------------

    1/30/2015       $350,000          -0-          $350,000       Justin Yorke

    3/01/2015       $350,000          -0-          $700,000       John Walsh

                                   SCHEDULE A

                     LOAN ADVANCES AND PAYMENTS OF PRINCIPAL

                San Gabriel Advisors, LLC DBP FBO John P. McGrain


                                   Amount of
                                   Principal
                   Amount of        Paid or     Unpaid Principal      Notation
      Date        Loan Advance      Prepaid         Balance           Made By
-------------------------------------------------------------------------------

    1/30/2015       $150,000          -0-          $150,000        Justin Yorke

    3/01/2015       $150,000          -0-          $300,000        John Walsh

                                   SCHEDULE A

                     LOAN ADVANCES AND PAYMENTS OF PRINCIPAL

                            San Gabriel Advisors, LLC



                                   Amount of
                                   Principal
                   Amount of        Paid or     Unpaid Principal    Notation
      Date        Loan Advance      Prepaid         Balance         Made By
-------------------------------------------------------------------------------

    1/30/2015        $50,000          -0-           $50,000        Justin Yorke

                                STRAINWISE, INC.

                     25% SENIOR CONVERTIBLE PROMISSORY NOTE

                                CONVERSION NOTICE

     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note or the portion hereof designated, into shares of common stock of Strainwise, Inc., a Utah corporation, in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

      Date:  _________________, 201_____


                                     ------------------------------------
                                     (Signature)

                                     Title:
                                           ------------------------------

FILL IN FOR REGISTRATION OF SHARES

                                      -----------------------------------
                                      (Printed Name)


                                      -----------------------------------
                                      (Social Security or other identifying
                                       number)


                                      -----------------------------------
                                      (Street Address)


                                      -----------------------------------
                                      (City, State, and ZIP Code)


                                      -----------------------------------
                                      Portion to be converted (if less than all)

                              AMENDED AND RESTATED
                           PERSONAL GUARANTY AGREEMENT


     THIS AMENDED AND RESTATED PERSONAL GUARANTY AGREEMENT (this "Guaranty"), dated as of February 5, 2015, is made by Shawn David Phillips and Erin Phillips (the "Guarantors"), in favor of Green Acres Partners A, LLC, a Nevada limited liability company (the "Lender").

                                    RECITALS

     WHEREAS, Strainwise, LLC, a Utah corporation (the "Company") and the Lender are parties to a Senior Loan Agreement and 25% Convertible Promissory Note dated January 30, 2015

     WHEREAS, the Company and the Lender entered into an Amended and Restated Senior Loan Agreement and an Amended and Restated 25% Convertible Promissory Note, dated February 5, 2015 (the Senior Loan Agreement and the 25% Convertible Promissory Note, dated January 30, 2015 and the Amended and Restated Senior Loan Agreement and the Amended and Restated 25% Convertible Promissory Note, dated February 5, 2015 will be collectively referred to as the "Loan Documents");

     WHEREAS, this Guaranty amends and restates, but does not extinguish, impair, novate or discharge the obligations evidenced by that certain Personal Guaranty Agreement, dated January 30, 2015, executed by the Guarantors in favor of the Lender;

     WHEREAS,   the   Lender  has  based  its   investment   in  part  upon  the
representation that the Guarantors would guaranty the debts of the Company with the Lender; and

     WHEREAS, the Guarantors have determined that their execution, delivery, and performance of this Guaranty directly benefits them, and is in their best interests;

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to enter into and perform the Loan Documents, the Guarantors hereby agree with the Lender as follows:

     1. Definitions. All terms used in this Guaranty, which are defined in the Loan Documents and not otherwise defined herein, will have the same meanings herein as set forth therein. The following terms shall have the following meanings under this Guaranty:

     "Material Adverse Effect" means any change or effect that is, or is reasonably likely to be, materially adverse to the business, assets and liabilities (taken together), financial condition or operations or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed (either alone or in combination) to constitute such a change or effect: (a)(i) any adverse change attributable to the announcement or pendency of the transactions contemplated by this Guaranty; or (ii) any adverse change attributable to or conditions generally affecting the United States economy or financial markets in general; or (b) any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing.

     2. Guaranty. The Guarantors hereby unconditionally and irrevocably, guaranty the punctual payment, as and when due and payable, by stated maturity or otherwise, of all obligations of the Company from time to time owing by it in respect to the Loan Documents, including, without limitation, all interest that accrues after the commencement of any insolvency proceeding of the Company or the Guarantors, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such insolvency proceeding, and all fees, commissions, expense reimbursements, indemnifications, and all other amounts due or to become due under any of the Loan Documents (such obligations, to the extent not paid by the Company, being the "Guaranteed Obligations"), and agree to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantors' liability hereunder extends to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Company or the Guarantors (each, a "Transaction Party").

     3. Guaranty Absolute; Continuing Guaranty; Assignments.

     a. The Guarantors guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of the Guarantors under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantors to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of the Guarantors under this Guaranty will be irrevocable, absolute, and unconditional irrespective of, and the Guarantors hereby irrevocably waive, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

               i. any lack of validity or enforceability of any Loan Document or any agreement or Guaranty or instrument relating thereto;

               ii. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the
          Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

               iii. any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               iv. any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

               v. any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty will continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

     b. This Guaranty is a continuing guaranty and will (i) remain in full force and effect until the cash payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and payment of all other amounts payable under this Guaranty and will not terminate for any reason prior to the Maturity Date of the Note (other than payment in full of the Note) and (ii) be binding upon the Guarantors and their successors and assigns. This Guaranty will inure to the benefit of and be enforceable by the Lender and its successors, and permitted pledgees, transferees, and assigns. Without limiting the generality of the foregoing sentence, the Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Loan Documents to any other person, and such other person will thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise, in each case as provided in such Loan Document.

     4. Waivers. To the extent permitted by applicable law, the Guarantors hereby waive promptness, diligence, notice of acceptance, and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender exhaust any right or take any action against any Transaction Party or any other person. The Guarantors acknowledge that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     5. Subrogation. The Guarantors may not exercise any rights that they may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantors' obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, and any right to participate in any claim or remedy of the Lender against any Transaction Party or any other guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty have been paid in full in cash. If any amount is paid to the Guarantors in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount will be held in trust for the benefit of the Lender and will forthwith be paid to the Lender to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) the Guarantors make payment to the Lender of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty are be paid in full in cash, the Lender will, at the Guarantors' request and expense, execute and deliver to the Guarantors appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantors of an interest in the Guaranteed Obligations resulting from such payment by the Guarantors.

     6.  Representations,   Warranties  and  Covenants.  The  Guarantors  hereby
represent and warrant as follows:

          a. The execution, delivery and performance by the Guarantors of this Guaranty and each other Loan Document to which the Guarantors are a party
     (i) have been duly authorized by all necessary action, (ii) do not and will not contravene any applicable law or any contractual restriction binding or otherwise affecting on the Guarantors or their properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Loan Document) upon or with respect to any of their properties, and
     (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or their operations or any of their properties.

          b. No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantors of this Guaranty or any of the other Loan Document to which the Guarantors are a party.

          c. Each of this Guaranty and the other Loan Documents to which the Company or the Guarantors are or will be a party, when delivered, will be, a legal, valid, and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, suretyship or other similar laws.

          d. There is no pending or, to the best knowledge of the Guarantors, threatened action, suit or proceeding affecting the Guarantors or to which any of the properties of the Guarantors are subject, before any court or other governmental authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Guaranty or any of the other Loan Documents to which the Company or the Guarantors are a party or any transaction contemplated hereby or thereby.

          e. The Guarantors (i) have read and understands the terms and conditions of the Loan Documents, and (ii) now have and will continue to have independent means of obtaining information concerning the affairs, financial condition, and business of the Transaction Parties, and have no need of, or right to obtain from any Lender, any credit or other information concerning the affairs, financial condition or business of the Transaction Parties that may come under the control of the Lender.

     7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default under any of the Loan Documents, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by the Guarantors) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantors against any and all obligations of the Company or Guarantors now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not any Lender has made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. The Lender agrees to notify the Guarantors promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have under this Guaranty or any other Loan Document in law or otherwise.

     8. Successors and Assigns; Assignment. Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Guaranty, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Guaranty, except as expressly provided herein. The Guarantors may not assign this Guaranty or any of the rights or obligations referenced herein without the prior written consent of the Lender. The Lender may assign this Guaranty, in whole or in part, without the prior consent of the Guarantors, and any assignee of this Guaranty shall inure to all of the rights of the Lender hereunder.

     9. Waiver of Notice. The Guarantors hereby waive notice, presentment, demand, protest, and notice of dishonor.

     10. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Guaranty must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon receipt if mailed with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

      If to the Lender at:     Green Acre Partners A, LLC
                               4 Richland Place
                               Pasadena, CA 91103
                               Attention: Justin Yorke
                               Email Address:
                               justin@mcgrainfinancial.com

      With a copy (which
      will not constitut
      notice) to:              Ronald N. Vance
                               The Law Office of Ronald N. Vance &
                               Associates, P.C.
                               1656 Reunion Avenue
                               Suite 250
                               South Jordan, UT  84095
                               Email Address: ron@vancelaw.us

      If to the Guarantors
      at:                      Strainwise, Inc.
                               8468 Lewis Court
                               Arvada, CO 80005
                               Attention: Erin Phillips
                               Email Address: erin@strainwise.com


     11. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Guaranty. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

     12. Binding Agreement; Survival. This Guaranty shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

     13. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Lender, upon any breach or default of the Debtor under this Guaranty shall impair any such right, power, or remedy of the Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Guaranty or by law or otherwise afforded to the Lender, shall be cumulative and not alternative.

     14. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Guaranty and that the language used in this Guaranty has been chosen by the parties to express their mutual intent. Accordingly, no rules of strict construction will be applied against any party with respect to this Guaranty.

     15. Cumulative Rights. No delay on the part of the Lender in the exercise of any power or right under this Guaranty or under any other instrument executed pursuant to this Guaranty shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

     16. Payments Free of Taxes, Etc. All payments made by the Guarantors under these Loan Document shall be made by the Guarantors free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings. In addition, the Guarantors shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Guaranty. Upon request by the Lender, the Guarantors shall furnish evidence satisfactory to the Lenders that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

     17. Severability. If one or more provisions of this Guaranty are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Guaranty and the balance of this Guaranty shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     18. Other Interpretive Provisions. References in the Loan Documents to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty refers to this Guaranty as a whole and not to any particular provision of this Guaranty. The words "include" and "including" and words of similar import when used in this Guaranty shall not be construed to be limiting or exclusive.

     19. No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

     20. Attorneys' Fees. In the event of any suit or action to enforce or interpret any provision of this Guaranty or otherwise arising out of this Guaranty, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

     21. Governing Law; Jurisdiction; Venue. This Guaranty, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between parties in Colorado. The Lender and the Guarantors irrevocably submit to the personal jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado for the purpose of any suit, action, proceeding or judgment relating to or arising

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

out of the Covered Matters. Service of process on the Lender or the Guarantors in connection with any such suit, action or proceeding may be served on the Lender or the Guarantors anywhere in the world by the same methods as are specified for the giving of notices under this Guaranty. The Lender and the Guarantors irrevocably consent to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Lender and the Guarantors irrevocably waive any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     22. Entire Agreement; Integration Clause. This Guaranty sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Guaranty supersedes and nullifies all other agreements made between the parties hereto.

     23. Counterparts. This Guaranty may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.











                            [Signature page follows]

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


      IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be executed as of the date first above written.

                                    GUARANTORS

                                    Signature: /s/ Shawn David Phillips
                                               ----------------------------
                                    Name: Shawn David Phillips


                                    Signature: /s/ Erin Phillips
                                               ----------------------------
                                    Name: Erin Phillips



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



                              AMENDED AND RESTATED
                          SUBSIDIARY GUARANTY AGREEMENT

     THIS AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (this "Guaranty"), dated as of February 5, 2015 is made by Strainwise, Inc., a Colorado corporation (the "Guarantor"), in favor of Green Acres Partners A, LLC, a Nevada limited liability company (the "Lender").

                                    RECITALS

     WHEREAS, Strainwise, Inc., a Utah corporation (the "Company") and the Lender are parties to a Senior Loan Agreement and 25% Convertible Promissory Note dated January 30, 2015;

     WHEREAS, the Company and the Lender entered into an Amended and Restated Senior Loan Agreement and an Amended and Restated 25% Convertible Promissory Note, dated February 5, 2015 (the Senior Loan Agreement and the 25% Convertible Promissory Note, dated January 30, 2015 and the Amended and Restated Senior Loan Agreement and the Amended and Restated 25% Convertible Promissory Note, dated February 5, 2015 will be collectively referred to as the "Loan Documents");

     WHEREAS, this Guaranty amends and restates, but does not extinguish, impair, novate or discharge the obligations evidenced by that certain Guaranty Agreement, dated January 30, 2015, executed by the Guarantor(1) in favor of the Lender;

     WHEREAS,   the   Lender  has  based  its   investment   in  part  upon  the
representation that the Guarantor would guaranty the debts of the Company with the Lender; and

     WHEREAS, the Guarantor has determined that its execution, delivery, and performance of this Guaranty directly benefits it, and is in its best interests.

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to enter into and perform the Loan Documents, the Guarantor hereby agrees with the Lender as follows:

     24. Definitions. All terms used in this Guaranty, which are defined in the Loan Documents and not otherwise defined herein, will have the same meanings herein as set forth therein. The following terms shall have the following meanings under this Guaranty:


     "Material Adverse Effect" means any change or effect that is, or is reasonably likely to be, materially adverse to the business, assets and liabilities (taken together), financial condition or operations or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that none of the following shall be deemed (either alone or in combination) to constitute such a change or effect: (a)(i) any adverse change attributable to the announcement or pendency of the transactions contemplated by

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

this Guaranty; or (ii) any adverse change attributable to or conditions generally affecting the United States economy or financial markets in general; or (b) any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing.

     25. Guaranty. The Guarantor hereby unconditionally and irrevocably, guaranties the punctual payment, when due and payable, by stated maturity or otherwise, of all obligations of the Company from time to time owing by it in respect to the Loan Documents, including, without limitation, all interest that accrues after the commencement of any insolvency proceeding of the Company or the Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such insolvency proceeding, and all fees, commissions, expense reimbursements, indemnifications, and all other amounts due or to become due under any of the Loan Documents (such obligations, to the extent not paid by the Company, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Lender in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor's liability hereunder extends to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Lender under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of an insolvency proceeding involving the Guarantor or the Company (each, a "Transaction Party").

     26. Guaranty Absolute; Continuing Guaranty; Assignments.

          a. The Guarantor guaranties that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty will be irrevocable, absolute, and unconditional irrespective of, and the Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

               i. any lack of validity or enforceability of any Loan Document or any agreement, Guaranty or instrument relating thereto;

               ii. any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the
          Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

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

               iii. any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               iv. any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

               v. any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty will continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

               b. This Guaranty is a continuing guaranty and will (i) remain in full force and effect until the cash payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and payment of all other amounts payable under this Guaranty and will not terminate for any reason prior to the Maturity Date of the Note (other than payment in full of the Note) and (ii) be binding upon the Guarantor and his successors and assigns. This Guaranty will inure to the benefit of and be enforceable by the Lender and its successors, and permitted pledgees, transferees, and assigns. Without limiting the generality of the foregoing sentence, the Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Loan Documents to any other person, and such other person will thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise, in each case as provided in such Loan Document.

     27. Waivers. To the extent permitted by applicable law, the Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender exhaust any right or take any action against any Transaction Party or any other person. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section is knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     28. Subrogation. The Guarantor may not exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, and any right to participate in any claim or remedy of the Lender against any Transaction Party or any other guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty have been paid in full in cash. If any amount is paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount will be held in trust for the benefit of the Lender and will forthwith be paid to the Lender to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If
(a) the Guarantor makes payment to the Lender of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty are be paid in full in cash, the Lender will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

     29.  Representations,   Warranties  and  Covenants.  The  Guarantor  hereby
represents and warrants as follows:

          a. The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party (i) have been duly authorized by all necessary actions, (ii) do not and will not contravene its charter or by-laws, or any applicable law or any contractual restriction binding or otherwise affecting on the Guarantor or its properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties.

          b. No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Document to which the Guarantor is a party.

          c. Each of this Guaranty and the other Loan Documents to which the Guarantor or the Company is or will be a party, when delivered, will be, a legal, valid, and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, suretyship or other similar laws.

          d. There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding affecting the Guarantor or to which any of the properties of the Guarantor are subject, before any court or other governmental authority or any arbitrator that (i) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (ii) relates to this Guaranty or any of the other Loan Documents to which the Guarantor or the Company are a party or any transaction contemplated hereby or thereby.

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

          e. The Guarantor (i) has read and understands the terms and conditions of the Loan Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition, and business of the Transaction Parties, and has no need of, or right to obtain from any Lender, any credit or other information concerning the affairs, financial condition or business of the Transaction Parties that may come under the control of any Lender.

     30. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default under any of the Loan Documents, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not any Lender has made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. The Lender agrees to notify the Guarantor promptly after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have under this Guaranty or any other Loan Document in law or otherwise.

     31. Successors and Assigns; Assignment. Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Guaranty, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Guaranty, except as expressly provided herein. The Guarantor may not assign this Guaranty or any of the rights or obligations referenced herein without the prior written consent of the Lender. The Lender may assign this Guaranty, in whole or in part, without the prior consent of the Guarantor, and any assignee of this Guaranty shall inure to all of the rights of the Lender hereunder.

     32. Waiver of Notice. The Guarantor hereby waives notice, presentment, demand, protest, and notice of dishonor.

     33. Notices. Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Guaranty must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon receipt if mailed with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below. Any party

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

hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

      If to the Lender at:              Green Acre Partners A, LLC
                                        4 Richland Place
                                        Pasadena, CA 91103
                                        Attention: Justin Yorke
                                        Email Address:
                                        justin@mcgrainfinancial.com

      With a copy (which will not
      constitute notice) to:            Ronald N. Vance
                                        The Law Office of Ronald N. Vance &
                                        Associates, P.C.
                                        1656 Reunion Avenue
                                        Suite 250
                                        South Jordan, UT  84095
                                        Email Address:  ron@vancelaw.us

      If to the Guarantor at:           Strainwise, Inc.
                                        8468 Lewis Court
                                        Arvada, CO 80005
                                        Attention: Erin Phillips
                                        Email Address: erin@strainwise.com

     34. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Guaranty. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

     35. Binding Agreement; Survival. This Guaranty shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

     36. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to the Lender, upon any breach or default of the Debtor under this Guaranty shall impair any such right, power, or remedy of the Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. All remedies, either under this Guaranty or by law or otherwise afforded to the Lender, shall be cumulative and not alternative.

     37. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Guaranty and that the language used in this Guaranty has been chosen by the parties to express their mutual intent. Accordingly, no rules of strict construction will be applied against any party with respect to this Guaranty.

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

     38. Cumulative Rights. No delay on the part of the Lender in the exercise of any power or right under this Guaranty or under any other instrument executed pursuant to this Guaranty shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

     39. Payments Free of Taxes, Etc. All payments made by the Guarantor under these e Loan Documents shall be made by the Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings. In addition, the Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Guaranty. Upon request by the Lender, the Guarantor shall furnish evidence satisfactory to the Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

     40. Severability. If one or more provisions of this Guaranty are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Guaranty and the balance of this Guaranty shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     41. Other Interpretive Provisions. References in the Loan Documents to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty refers to this Guaranty as a whole and not to any particular provision of this Guaranty. The words "include" and "including" and words of similar import when used in this Guaranty shall not be construed to be limiting or exclusive.

     42. No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

     43. Attorneys' Fees. In the event of any suit or action to enforce or interpret any provision of this Guaranty or otherwise arising out of this Guaranty, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

     44. Governing Law; Jurisdiction; Venue. This Guaranty, and all matters arising directly and indirectly herefrom (the "Covered Matters"), shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between parties in Colorado. The Lender and the Guarantor irrevocably submit to the personal jurisdiction of the courts of the State of Colorado and the United States District Court for the District of Colorado for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Lender or the Guarantor in

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

connection with any such suit, action or proceeding may be served on the Lender or the Guarantor anywhere in the world by the same methods as are specified for the giving of notices under this Guaranty. The Lender and the Guarantor irrevocably consent to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Lender and the Guarantor irrevocably waive any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     45. Entire Agreement; Integration Clause. This Guaranty sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Guaranty supersedes and nullifies all other agreements made between the parties hereto.

     46. Counterparts. This Guaranty may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.





                            [Signature page follows]

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.

                                    GUARANTOR

                                    STRAINWISE, INC., a Colorado corporation


                                    Signature: /s/ Erin Phillips
                                               ---------------------------
                                    By:        Erin Phillips
                                    Its:       President






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